Exhibit 99.2

ABM Industries Incorporated Fourth Quarter Earnings Conference Call December 17, 2009

2 Agenda Introduction of call participants Henrik C. Slipsager, President & CEO James S. Lusk, EVP and CFO Sarah H. McConnell, SVP & General Counsel Q4 2009 Highlights Financial Review Operating Results 2010 Guidance

3 Forward-Looking Statements Our presentation today contains predictions, estimates and other forward-looking statements. In addition, the financial results reported in this release continue to be subject to adjustment until filing of the Company's Annual Report on Form 10-K for the year ended October 31,2009. Any number of factors could cause the Company's actual results to differ materially from those anticipated. Factors that could cause actual results to differ include but are not limited to the following: (1) risks relating to our acquisition strategy may adversely impact our results of operations; (2) intense competition can constrain our ability to gain business, as well as our profitability; (3) we are subject to volatility associated with high deductibles for certain insurable risks; (4) an increase in costs that we cannot pass on to clients could affect our profitability; (5) we provide our services pursuant to agreements which are cancelable by either party upon 30 to 60 days' notice; (6) our success depends on our ability to preserve our long-term relationships with clients; (7) our transition to a Shared Services Function could create disruption in functions affected; (8) we incur significant accounting and other control costs that reduce profitability; (9) a decline in commercial office building occupancy and rental rates could affect our revenues and profitability; (10) deterioration in economic conditions in general could further reduce the demand for facility services and, as a result, reduce our earnings and adversely affect our financial condition; (11) the financial difficulties or bankruptcy of one or more of our major clients could adversely affect results; (12) our ability to operate and pay our debt obligations depends upon our access to cash; (13) because ABM conducts business operations through operating subsidiaries, we depend on those entities to generate the funds necessary to meet financial obligations; (14) certain future declines or fluctuations in the fair value of our investments in auction rate securities that are deemed other-than-temporarily impaired could negatively impact our earnings; (15) uncertainty in the credit markets and the financial services industry may impact our ability to collect receivables on a timely basis and may negatively impact our cash flow; (16) any future increase in the level of debt or in interest rates can affect our results of operations; (17) an impairment charge could have a material adverse effect on our financial condition and results of operations; (18) we are defendants in several class and representative actions or other lawsuits alleging various claims that could cause us to incur substantial liabilities; (19) since we are an attractive employer for recent emigres to this country and many of our jobs are filled by such, changes in immigration laws or enforcement actions or investigations under such laws could significantly adversely affect our labor force, operations and financial results and our reputation; (20) labor disputes could lead to loss of revenues or expense variations; and (21) we participate in multi-employer defined benefit plans which could result in substantial liabilities being incurred. Additional information regarding these and other risks and uncertainties the Company faces is contained in the Company's Annual Report on Form 10-K/A for the year ended October 31, 2008. in our subsequent reports on Form 10-Q and Form 8-K. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

4 Statements Relating to Non-GAAP Financial Measures During the course of this presentation, certain financial measures that were not prepared in accordance with U.S. Generally Accepted Accounting Principles will be presented. Reconciliations of those non-U.S. GAAP financial measures to the most directly comparable U.S. GAAP financial measures are available on the Company's website under "Investor Relations" and at the end of this presentation.

5 Fiscal Fourth Quarter 2009 Highlights (a) A reconciliation of certain non-GAAP financial information to GAAP financial measures is available on the Company's website under "Investor Relations" and at the end of this presentation

6 Fourth Quarter & Fiscal 2009 Highlights Adjusted Income from Continuing Operations up 10% for the quarter and 22% for the year Operating segments deliver 4th straight quarter of solid growth with operating profit up nearly 4% Operating profit, excluding corporate segment, up 14% for the year Adjusted EBITDA for the quarter flat despite decline in revenues Adjusted EBITDA margins up 12 basis to 4.75% compared to year ago period For the year, Adjusted EBITDA margins up 50 basis points to 4.20% Cash Flow from Operations of $64 million For the year, record cash flow from operations of $140 million

7 Q4 Financial Results (unaudited) (a) A reconciliation of certain non-GAAP financial information to GAAP financial measures is available on the Company's website under "Investor Relations" and at the end of this presentation

8 Fiscal 2009 Financial Results (unaudited) (a) A reconciliation of certain non-GAAP financial information to GAAP financial measures is available on the Company's website under "Investor Relations" and at the end of this presentation

9 Cash Flow Highlights (Unaudited) Aggressive collections and reduction in insurance claims paid Completed investment in upgrade of IT systems 1 See appendix for corresponding reconciliations to certain GAAP financial measures

10 Condensed Balance Sheet (unaudited) (a) Amounts shown as of October 31, 2008 reflect an immaterial correction of certain net book credit cash balances which increased cash and cash equivalents and trade accounts payable by $26.0 million and $34.9 million, respectively and reduced other accrued liabilities by $8.9 million.

11 Division Revenues(1) Summary: Sequential revenue growth essentially flat Engineering revenue increases both year over year and sequentially Continued stabilization of Janitorial tag revenues but at pre recession levels Sales pipeline and sales activity remains solid (1) Excludes Corporate ($ in thousands)

12 Division Profits(1) Summary: Continued focus on job profitability and expense management leads to another quarter of growth in division profits Parking business achieves double digit growth in the quarter For the year, divisions record growth of 14% Continue to aggressively monitor credit strength of customers (1) Excludes Corporate ($ in thousands)

Closing Observations Company well positioned for fiscal 2010 Anticipate another year of growth in key financial measures Continue to anticipate sequential revenue growth in Q1 2010 Well-positioned to capitalize on additional M&A opportunities Poised to leverage investments in infrastructure 13

14 ABM will continue to follow proven strategies of: Actively managing customer accounts Focusing on cost control Managing credit risk and generating cash flow Fiscal 2010 notable expectations Approximately $4 million higher costs for depreciation and maintenance related to systems upgrades Effective tax rate of approximately 39% Tag revenue remains below pre recession levels Guidance FY10 Income from Continuing Operations, per diluted share, in the range of $1.25 - $1.35 Adjusted Income from Continuing Operations, excluding Items Impacting Comparability, per diluted share, in the range of $1.35 - $1.45 FY10 Outlook *A reconciliation of certain non-GAAP financial information to GAAP financial measures is available on the Company's website under "Investor Relations" and at the end of this presentation

15 Appendix - Unaudited Reconciliation of Non-GAAP Financial Measures (in thousands, except per share data)

16 Appendix - Unaudited Reconciliation of Non-GAAP Financial Measures (in thousands, except per share data)

17 Appendix - Reconciliation (unaudited)